COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

34.COMMITMENTS AND CONTINGENCIES

(a)	Commitments

The Company has issued purchase orders for construction, equipment purchases, materials and supplies, and other services at Camino Rojo. At December 31, 2022, these outstanding purchase orders and contracts totaled approximately $2,019,000 (December 31, 2021 – $8,560,000), which we expect will be filled within the next 12 months.

The Company has a minimum commitment of $800,000 related to the South Railroad exploration and evaluation asset, which we expect will be filled within the next 24 months.

The Company is committed to making severance payments totalling approximately $3,700,000 (December 31, 2021 – $3,220,000) to certain officers and management in the event of a change in control. As the likelihood of these events occurring is not determinable, such amounts are not reflected in these consolidated financial statements.

We may, from time to time, be a party to legal proceedings, which arise in the ordinary course of our business. We are not aware of any pending or threatened litigation that, if resolved against us, would have a material adverse effect on our consolidated financial position, results of operations or cash flows.

(b)	Discretionary mineral property-related commitments

As is customary in mineral exploration, some of the mineral properties held by the Company as exploration and evaluation assets have annual minimum work commitments and lease payments required to maintain these properties in good standing pursuant to their underlying agreements.